UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2021

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane		75038
Irving, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Stockholders of RumbleOn, Inc. (the “Company”) held on November 18, 2021 (the “Annual Meeting”). Each stockholder of Class A common stock was entitled to ten votes on each of the nine director nominees and ten votes on each matter properly presented at the Annual Meeting for each share of Class A common stock owned by that stockholder on the record date. Each stockholder of Class B common stock was entitled to one vote on each of the nine director nominees and one vote on each matter properly presented at the Annual Meeting for each share of Class B common stock owned by that stockholder on the record date.

Proposal 1 – Election of the nine directors, with the directors elected to Class I serving for a term until the 2022 Annual Meeting of Stockholders, the directors elected to Class II serving for a tern until the 2023 Annual Meeting of Stockholders, and the directors elected to Class III serving for a term until the 2024 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Class A Common Stock

Nominee	Votes For	Votes Against	Abstain
Sam Dantzler – Class I	50,000	0	0
Denmar Dixon – Class I	50,000	0	0
Peter Levy – Class I	50,000	0	0
Adam Alexander – Class II	50,000	0	0
Michael Marchlik – Class II	50,000	0	0
Mark Tkach – Class II	50,000	0	0
Marshall Chesrown – Class III	50,000	0	0
William Coulter – Class III	50,000	0	0
Kevin Westfall – Class III	50,000	0	0

Class B Common Stock

Nominee	Votes For	Votes Against	Abstain
Sam Dantzler – Class I	10,298,994	0	33,186
Denmar Dixon – Class I	9,464,586	0	867,594
Peter Levy – Class I	10,165,536	0	166,644
Adam Alexander – Class II	10,258,543	0	73,637
Michael Marchlik – Class II	10,114,333	0	217,847
Mark Tkach – Class II	10,267,471	0	64,709
Marshall Chesrown – Class III	10,277,771	0	54,409
William Coulter – Class III	10,267,472	0	64,708
Kevin Westfall – Class III	10,244,654	0	87,526

There were no broker non-votes on this proposal.

Proposal 2 – Advisory approval of the Company’s executive compensation.

Class A Common Stock

Votes For	Votes Against	Abstain
50,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
10,212,383	115,591	4,206

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: November 18, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer